Exhibit 99.2

Avapritinib (BLU-285), a Selective KIT Inhibitor, is Associated with High Response Rate and Tolerable Safety Profile in Advanced Systemic Mastocytosis: Results of a Phase 1 Study Michael W. Deininger1, Jason Gotlib2, William A. Robinson3, Deepti H. Radia4, Mark W. Drummond5, Albert T. Quiery6, Elizabeth Hexner7, Srdan Verstovsek8, Hongliang Shi9, Oleg Schmidt-Kittler9, Meera Tugnait9, Maureen G. Conlan9, Daniel J. DeAngelo10. 1University of Utah, Salt Lake City, USA; 2Stanford Cancer Institute/Stanford University School of Medicine, Stanford, USA; 3University of Colorado Denver, Aurora, USA; 4Guys and St Thomas NHS Foundation, London, UK; 5Beatson Cancer Centre, Glasgow, UK; 6University of Michigan, Ann Arbor, USA; 7University of Pennsylvania, Philadelphia, USA; 8University of Texas MD Anderson Cancer Center, Houston, USA; 9Blueprint Medicines Corporation, Cambridge, USA; 10Dana-Farber Cancer Institute, Boston, Massachusetts, USA. 20 20 0 0 three subtypes, aggressive SM (ASM), SM with an associated hematologic neoplasm 20 0 20 0 a Additional accrual was allowed to dose levels declared safe;b Based on m-IWG-MRT-ECNM criteria; Table 2. Patient demographics and disease characteristics Figure 1. Study design MAF, mutant allele fraction; a number of patients evaluable for each parameters PD, progressive disease; a pending 12 week confirmation b Results for Part 1 patients are based on local assessment, results for Part 2 patients are based on central pathology review (N=45); ORR of 83% per m-IWG-MRT-ECNM criteria, and responses were durable (MolecularMD) using a validated c-KIT D816V ddPCR assay with limit of detection of 0.13% mutant allele fraction (N=42) Competence Network on Mastocytosis criteria (m-IWG-MRT-ECNM) evidence of response at the start of Cycle 3; median time to first resolution of at Antineoplastic activity prior treatment patients, including those not evaluable for response by m-IWG-MRT-ECNM criteria 21 (58) malignancy c 9 (47) 3. Kristensen T et al. The Journal of molecular diagnostics. 2011;13:180-8. 6. Gotlib J et al. Blood 2013;121:2393-401. 4 (10) Improvement based on Investigator • We thank Sarah Jackson from iMed Comms an Ashfield a b c by palpation; d Assessed by Central Laboratory. In Part 1: 3 patients have wild type KIT, 3 patients have KIT mutation that is not D816V (2 Best percentage change from baseline % Best percentage change from baseline % Background Figure 2. Patient disposition Figure 3. Change in bone marrow mast cells, serum tryptase, spleen volume and KIT D816V MAF • Systemic mastocytosis (SM) encompasses a spectrum of mast cell disorders characterized by an accumulation of neoplastic mast cells in tissues/visceral organs1,2 • Constitutively active mutant KIT (typically D816V) is present in 90–95% of SM cases and is central to disease pathogenesis3–5 • Advanced systemic mastocytosis  (AdvSM) is the most severe form of SM comprising (SM-AHN), and mast cell leukemia (MCL),1,2 classified using the World Health Organization (WHO) diagnostic criteria5,6 • The multi-kinase inhibitor midostaurin is currently the only approved treatment for all subtypes of AdvSM, but is not optimized for selective KIT D816V inhibition7,8 • Avapritinib is a highly potent and selective kinase inhibitor, developed to specifically target the active conformation of KIT, conferring potent and selective inhibition of KIT D816V and other activation loop mutants9 Bone marrow mast cells, n=36a Serum tryptase, n=50a * * * * * * * * * * * * * * * * * -20-20 -40-40 -60-60 -80-80 -100-100 Patient Patient Spleen volume, n=44a KIT D816V MAF, n=42a * * * * * * * * * * * * * * * * * -20-20 -40-40 -60-60 -80-80 -100-100 Patient Patient Pending SM-AHN MCL ASM SSM * Prior midostaurin Methods Study design and assessments • EXPLORER is a two part, Phase 1, multicenter study of avapritinib in adult patients OR, overall response; RAC, Response Adjudication Committee; SSM, smoldering systemic mastocytosis; WT, wild-type. with AdvSM or relapsed/refractory myeloid malignancies (Figure 1, Table 1) c KIT wild type, discontinued prior to post baseline response assessment Part 1 (N=32) Part 2 (N=35)a 3+3 Dose escalation design Dose expansion Avapritinib 30–400 mg QD Avapritinib 300 mg QD Patients with AdvSM and relapsed/refractory myeloid malignancies • Primary objectives: MTD/RP2D and safety profile • Secondary objectives: Preliminary antineoplastic activity and PK Characteristic, n (%) Part 1 (N=32) Part 2 (N=20) All patients (N=52) Table 4. Best overall response per m-IWG-MRT-ECNM criteria Table 5. Adverse events reported in ≥20% of patients (N=52) Age (years), median (range) 63 (34, 83) 62 (40, 77) 63 (34, 83) Response, n (%) Part 1 (Best confirmed response) Part 2 (Best unconfirmed response)a Part 1 and 2 AEs regardless of study drug relationship Any grade treatment-related Gender, male 16 (50) 11 (55) 27 (52) Prior cytoreductive therapy 20 (69) 13 (65) 35 (67) Number of prior cytoreductive therapies 0 1 2 3 10 (31) 13 (41) 7 (22) 2 (6) 7 (35) 9 (45) 2 (10) 2 (10) 17 (33) 22 (42) 9 (17) 4 (8) AE, n (%) Any grade Grade 1 Grade 2 Grade ≥3 ASM (n=7) SM-AHN (n=6) MCL (n=3) All (n=16) ASM (n=1) SM-AHN (n=4) MCL (n=2) All (n=7) All (n=23) Non-hematological Periorbital edema 32 (62) 22 (42) 8 (15) 2 (4) 32 (62) ORR (CR/CRh + PR + CI) 6 (86) 4 (67) 3 (100) 13 (81) 1 (100) 3 (75) 2 (100) 6 (86) 19 (83) Fatigue 21 (40) 9 (17) 9 (17) 3 (6) 16 (31) ECOG PS 0 1–2 3 7 (22) 25 (78) 0 6 (30) 10 (50) 4 (20) 13 (25) 35 (67) 4 (8) Nausea 19 (37) 10 (19) 7 (13) 2 (4) 17 (33) Clinical Benefit Rate (CR/CRh + PR + CI + SD) 7 (100) 6 (100) 3 (100) 16 (100) 1 (100) 4 (100) 2 (100) 7 (100) 23 (100) Diarrhea 18 (35) 10 (19) 6 (12) 1 (2) 13 (25) Peripheral edema 18 (35) 14 (27) 3 (6) 0 14 (27) Cognitive effectsa 13 (25) 8 (15) 4 (8) 1 (2) 10 (19) KIT Exon 17 mutation statusa D816V D816Y Wild-type 28 (88) 1 (3) 3 (9) 17 (85) 0 3 (15) 45 (87) 1 (2) 6 (12) Vomiting 13 (25) 7 (13) 3 (6) 3 (6) 10 (19) CR/CRh + PR 5 (71) 4 (67) 2 (67) 11 (69) 1 (100) 2 (50) 2 (100) 5 (71) 16 (70) Hair color changes 12 (23) 11 (21) 0 1 (2) 12 (23) CR/CRh 4 (57) 0 0 4 (25) 0 0 0 0 4 (17) Bone marrow MC burden (% MC)b, median (range) 20 (1.5, 95.0) 50 (10.0, 95.0) 25 (1.5, 95.0) Dizziness 11 (21) 9 (17) 2 (4) 0 6 (12) CR 1 (14) 0 0 1 (6) 0 0 0 0 1 (4) Hematological Serum tryptase (µg/L), median (range) 124 (14, 1414) 216 (13, 491) 161 (13, 1414) CRh 3 (43) 0 0 3 (19) 0 0 0 0 3 (13) Anemia 22 (42) 6 (12) 8 (15) 8 (15) 17 (33) PD 0 0 0 0 0 0 0 0 0 Thrombocytopenia 16 (31) 5 (10) 2 (4) 9 (17) 10 (19) ASM, aggressive systemic mastocytosis; MCL, mast cell leukemia; MTD, maximum tolerated dose; QD, once daily; RP2D, recommended Phase 2 dose; SM AHN, systemic mastocytosis with associated hematologic neoplasm a As of 30 April 2018, 20 patients have been enrolled in Part 2 • Antineoplastic activity was assessed by: Changes in percentage of bone marrow Spleen volume (mL)c, median (range) 626 (130, 1952) 1064 (359, 1923) 685 (130, 1952) ORR, overall response rate; CI, clinical improvement; PR, partial response; SD, stable disease; clinical improvement;a Cognitive effects include the following AE terms: cognitive disorder, confusional state, and memory impairment KIT D816V mutant allele burden (%)d, median (range) 4.48 (0.09, 47.30) 23.45 (0.16, 80.10) 11.52 (0.09, 80.10) Overall response rate per modified IWG-MRT-ECNM criteria • In Part 1 and Part 2 of the study, 16 and 7 patients, respectively, were evaluable for Conclusions Mastocytosis in the skin 14 (44) 9 (45) 23 (44) mast cells, splenomegaly, serum tryptase, KIT D816V mutant allele burden ECOG PS, Eastern Cooperative Oncology Group performance score; MC, mast cell; a Based on local testing;response per m-IWG-MRT-ECNM criteria. Response data are presented in Table 4 – Overall response assessed by modified International Working Group c Spleen volume assessed by Central Radiology Review (N=48); d Mutation allele burden (%) assessed by Central Laboratory;• In Part 1, all responses were confirmed at 12 weeks Myeloproliferative Neoplasms Research and Treatment and European – Time to response was rapid, with most patients (11/13, 85%) experiencing first • C-findings per m-IWG-MRT-ECNM criteria necessary for response assessment least one evaluable C-finding was 35 days • Complete response (CR) with partial recovery of peripheral blood counts (CRh) Table 3. Antineoplastic activity: changes in measures of mast cell – Duration of response ranged from 8 to 22 months added to accommodate CR with residual cytopenias due to avapritinib • Response is confirmed 12 weeks after first documentation of response burden • In Part 2, all responses were unconfirmed (pending 12 week confirmation) • Avapritinib has potent antineoplastic activity across all subtypes of AdvSM, with an • Avapritinib treatment resulted in deep and durable reductions in levels of bone marrow mast cells, serum tryptase, splenomegaly and KIT D816V mutant allele burden, as well as reversal of organ damage, in all subtypes of AdvSM, regardless of • 50% or greater reduction in both BM mast cells and tryptase occurred in 81% of • Avapritinib was well-tolerated, and the majority of patients remain on study treatment • Expansion (Part 2) is ongoing and Phase 2 PATHFINDER study is planned to start enrollment by the middle of 2018 to further investigate efficacy and tolerability of avapritinib in AdvSM • Data support further evaluation of avapritinib across the spectrum of SM, including indolent SM and smoldering SM; a Phase 2 clinical study (PIONEER) is planned to start in these indications by the end of 2018 • Response adjudicated by a Response Adjudication Committee (RAC), composed of subset of study investigators Table 1. Patient population Best Response, n (%) Part 1 (N=32) Part 2 (N=20) All patients (N=52) • 15/19 (79%) responding patients remain on treatment Reduction in mast cell burden • In both Part 1 and Part 2, a high rate of response was observed for each measure of mast cell burden (Figure 3, Table 3); this was consistent across all subtypes of AdvSM • Among 36 patients with bone marrow mast cells ≥5% and post baseline bone marrow assessment and tryptase measurement, 29 (81%) had ≥ 50% reduction in both parameters. Bone marrow MCs No neoplastic MCs present ≥50% decrease in neoplastic MCsa <50% decrease in neoplastic MCs 27 16 (59) 8 (30) 3 (11) 9 5 (56) 4 (44) 0 36 12 (33) 3 (8) Key inclusion criteria Key exclusion criteria Serum tryptaseb <20 μg/L ≥50% decrease <50% decrease 32 24 (75) 8 (25) 0 18 9 (50) 8 (44) 1 (6) 50 33 (66) 16 (32) 1 (2) Diagnosis of AdvSM (ASM, SM-AHN or MCL) per WHO criteria or a relapsed/refractory myeloid Diagnosis of acute myeloid leukemia References ≥1 “C-finding” based on WHO criteria for diagnosis of ASM and SM-AHN High-risk myelodysplastic syndrome or Philadelphia chromosome positive malignancy Splenomegaly Normal spleen length by imaging or nonpalpable ≥35% decrease in spleen volume by imaging or ≥50% reduction by palpation <35% decrease in spleen size by imaging or <50% reduction by palpation 11 6 (55) 5 (45) 0 8 3 (38) 4 (50) 1 (13) 19 9 (47) 1 (5) 1. Lim K-H et al. Blood 2009;113:5727-36. 2. Gulen T et al. J Intern Med 2016;279:211-28. Safety 4. Garcia-Montero AC et al. Blood 2006;108:2366-72. • 50 patients (96%) reported an adverse event (AE) occurring at any grade (Table 5); 5. Pardanani A. Am J Hematol 2016;91:1146-59. Grade ≥3 treatment-related AEs were reported in 28 (54%) patients 7. Gotlib J et al. N Engl J Med 2016;374:2530-41. • Other AEs of interest include: ascites (n=5 [10%]; n=2 [4%] at ≥Grade 3) and pleural 8. FDA. RYDAPT (midostaurin) Highlights of Prescribing Information. 2017. effusion (n=5 [10%]; n=0 at ≥Grade 3) 9. Evans et al. Sci Transl Med. 2017;9(414):eaao1690. • Dose reductions and interruptions due to AEs were reported in 29 (56%) patients Acknowledgments each, most of which occurred at doses >200 mg QD • We thank the participating patients, their families, all study co-• Ten patients discontinued from study treatment: n=4, AE (Grade 4 related refractory investigators, research coordinators and data managers who ascites; Grade 5 unrelated sepsis; Grade 2 related encephalopathy; Grade 2 related contributed to this study Age ≥18 years Brain metastases or risk for CNS hemorrhage ECOG performance score (PS) of 0–3 Results KIT D816V mutant allele burden in bone marrowd ≥50% decrease <50% decrease Increase 26 23 (88) 3 (12) 0 16 14 (88) 1 (6) 1 (6) 42 37 (88) 1 (2) • As of 30 April 2018, a total of 52 patients received avapritinib; 32 in Part 1 and 20 in Part 2 (Figure 2) • Median duration of treatment was 14 months (range 1-26 months) in Part 1 and 5 months (range 1-9 months) in Part 2; 42 (80%) patients remain on treatment Mastocytosis in the skin assessment 14 13 (93) 9 7 (78) 23 20 (87) • Baseline demographics and disease characteristics for all 52 patients are shown in MC, mast cells; Only applies if baseline BM MCs are ≥5%; Assessed by Central Laboratory; Only applies if baseline spleen is ≥5 cmconfusional state); n=3 clinical progression (not meeting criteria for PD per m-IWG-Company, part of UDG Healthcare plc, who provided medical Table 2 D816Y and 1 M541L). In Part 2: 3 patients have wild type KIT, and 1 patient has no post-baseline assessment result as of 30 April 2018MRT-ECNM criteria), n=2, investigator’s decision, n=1 withdrawal of consent writing support funded by Blueprint Medicines RP2D ASM (n=15) SM-AHN (n=15) MCL (n=5) Not evaluable for OR (n=16) Not evaluable for OR (n=13) b • Pending central pathology diagnosis (n=5) • No evaluable C-finding per m-IWG-MRT-ECNM (n=2) • C-finding not attributed to SM by RAC (n=3) • No sufficient post baseline assessment for response evaluation (n=3) b • SSM (n=2) • No evaluable C-finding per m-IWG-MRT-ECNM (n=11) • C-finding not attributed to SM by RAC (n=2) • No sufficient post baseline assessment for response evaluation (n=1)c Evaluable for ORb (n=7) Evaluable for ORb (n=16) Patients treated (N=52) Part 1 Dose escalation phasea Avapritinib doses of 30–400 mg QD (N=32) • ASM (n=18) • SM-AHN (n=9) • MCL (n=3) • SSM (n=2) Part 2 Expansion phase Avapritinib 300 mg QD (N=20) • ASM (n=7) • SM-AHN (n=6) • MCL (n=2) • Pending central pathology diagnosis (n=5)